Statements of comprehensive income (loss) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2023	Dec. 31, 2022
Income
Net realized gains (losses) on redemptions and sales of gold bullion (note 6)	$ 36,901	$ 324
Change in unrealized gains (losses) on gold bullion (note 6)	711,174	(60,006)
Other income	629	37
	748,704	(59,645)
Expenses
Management fees (note 8)	21,463	19,274
Bullion storage fees	1,577	1,451
Sales tax	1,365	1,193
Unitholder reporting costs	298	190
Administrative fees	183	186
Listing and regulatory filing fees	126	286
Audit fees	112	95
Legal fees	43	123
Independent Review Committee fees	9	10
Trustee fees	4	4
Custodial fees	3	2
Net foreign exchange losses (gains)	(4)	11
	25,179	22,825
Net income (loss) and comprehensive income (loss)	$ 723,525	$ (82,470)
Weighted average number of Units	400,234,773	385,920,497
Increase (decrease) in total equity from operations per Unit	$ 1.81	$ (0.21)